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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 13, 1996, in the Registration Statement Form S-1 and related Prospectus of Brilliant Digital Entertainment, Inc. for the registration of 2,300,000 shares of its Common Stock.

                                          /s/ Ernst & Young LLP
                                          ---------------------
                                              Ernst & Young LLP

October 23, 1996
Los Angeles, California